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                                                          EXHIBIT 10(ab)
                                                          Form 10-k for 1995
                                                          File 1-11237


                             FIRST AMENDMENT TO THE
                            AT&T CAPITAL CORPORATION
                         COMPENSATION LIMIT EXCESS PLAN

               WHEREAS, AT&T Capital Corporation (the "Company") adopted the AT&T Capital Corporation Compensation Limit Excess Plan (the "Plan"), effective as of January 1, 1995;

               WHEREAS, Section 11 of the Plan provides that the Compensation Committee of the Board (the "Committee") may amend the Plan at any time and from time to time; and

               WHEREAS, the Committee has approved this amendment to the Plan;

               NOW, THEREFORE, the Plan is hereby amended in the following respects, effective as of October 2, 1995;

               1. Section 5 of the Plan is amended by adding the following new paragraph (e):

               "(e) Notwithstanding anything to the contrary in this Section 5, upon a Change in Control (as defined below) a Participant shall have a fully vested interest in the Matching Contributions (and related Interest) and Excess UPAs credited to his or her Account. For purposes of this paragraph (e), the following terms shall be defined as follows:

        "AT&T Capital" means AT&T Capital Corporation and its successors and assigns.

        "Change in Control" means any of the following events:

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        (1) An acquisition (other than in a "non-control transaction", as defined in clause (3) below) of any Voting Securities by any "person" or "group" of persons (as such terms are used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than AT&T Capital, any Subsidiary or any employee benefit plan (or a trust forming a part thereof) maintained by AT&T Capital or any Subsidiary, as a result of which such person or group becomes, directly or indirectly, the "beneficial owner" (as such term is used in Section 13 of the Exchange Act) of Voting Securities representing fifteen percent (15%) or more of the combined voting power of all Voting Securities then outstanding; provided that no such acquisition shall be deemed to give rise to a Change in Control so long as, after giving effect to such acquisition, AT&T Corp. remains the beneficial owner of Voting Securities representing a greater percentage of the combined voting power of all Voting Securities then outstanding than is represented by the Voting Securities beneficially owned by such person or group; provided, however, that an acquisition of Voting Securities directly from AT&T Capital or any Subsidiary shall not be deemed to give rise to a Change in Control if, immediately prior to such acquisition, no person or group is directly or indirectly in "control" of AT&T Capital (as such term is defined in Rule 405 under the Securities Act of 1933, as amended);

        (2) The individuals who, as of January 1, 1995, are members of the Board of Directors of AT&T Capital (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of the Directors of AT&T Capital; provided, however, that if the election or nomination for election by AT&T Capital's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for the purposes of this definition, be considered a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in Rule 14a-11 under the Exchange Act) or other actual or threatened solicitation of proxies or

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consents by or on behalf of any person or group other than the Board of the
Directors of AT&T Capital (a "proxy contest"), including by reason of any agreement intended to avoid or settle any election contest or proxy contest;

        (3)    The consummation of:

               (i) a merger, consolidation or reorganization involving AT&T Capital, unless (A) the stockholders of AT&T Capital, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation surviving such merger, consolidation or reorganization (the "surviving corporation") in substantially the same proportion as their ownership of the Voting Securities of AT&T Capital immediately prior to such merger, consolidation or reorganization, (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the surviving corporation and (C) no person (other than AT&T Capital, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by AT&T Capital, the surviving corporation or any Subsidiary, or any person who, immediately prior to such merger, consolidation or reorganization had beneficial ownership of fifteen percent (15%) or more of the then outstanding Voting Securities of AT&T Capital) has beneficial ownership of fifteen percent (15%) or more of the combined voting power of the surviving corporation's then outstanding voting securities (a transaction meeting the criteria set forth in the foregoing clauses (A) through (C) being sometimes referred to herein as a "non-control transaction");

               (ii)  a complete liquidation or dissolution of AT&T Capital; or

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            (iii) an agreement for the sale or other disposition of all or substantially all of the assets of AT&T Capital to any person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred solely because any person or group becomes the beneficial owner of more than the permitted amount of the outstanding Voting Securities of AT&T Capital as a result of an acquisition of Voting Securities by AT&T Capital which, by reducing the number of Voting Securities outstanding, increases the proportional number of Voting Securities owned by such person or group; provided, that if (i) a Change in Control would have been deemed to have occurred but for the operation of this sentence as a result of such acquisition of Voting Securities by AT&T Capital and (ii) such person or group thereupon or thereafter becomes the beneficial owner of any additional Voting Securities resulting in an increase in the percentage of the then outstanding Voting Securities beneficially owned by such person or group (and which percentage is in excess of fifteen percent (15%)), then a Change in Control shall be deemed to have occurred at the time of such acquisition of beneficial ownership of such additional Voting Securities by such person or group.

"Subsidiary" means (i) any person that is directly or indirectly controlled by AT&T Capital or (ii) any other person in which AT&T Capital has a significant equity interest, as determined by the Committee.

"Voting Securities" means any shares of the capital stock or other securities of AT&T Capital that are generally entitled to vote in elections for directors."

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                    SEPARATION AGREEMENT AND GENERAL RELEASE


For purposes of this Separation Agreement and General Release, the "Company" shall mean AT&T Capital Corporation, and its respective subsidiaries and affiliated companies.

In consideration of the fact that I, __________________ (the "Member") have voluntarily and of my own free will, elected to accept an enhanced payment (the "Enhanced Payment") and the Company has agreed to pay me an Enhanced Payment, I acknowledge and agree to the following:

1. I understand that as of ___________ (the "Date of Termination") my employment with the Company will terminate.

2. I have been advised by the Company that I am being terminated from the payroll pursuant to the terms of the AT&T Capital Corporation Leadership Severance Plan and that I am entitled to a severance payment, in addition to other post-employment benefits.

        I have also been told by the Company, and I understand, that I may elect, at my option, to receive an Enhanced Payment, but that my election to receive the Enhanced Payment is expressly conditioned upon my signing this Separation Agreement and General Release.

        The amount of the Enhanced Payment to be paid will be calculated by multiplying my Severance Payment by twenty percent (20%).

        I have elected to receive the Enhanced Payment in return for signing this Separation Agreement and General Release. I understand that the Enhanced Payment is being paid as consideration for my signing this Separation Agreement and General Release.

3. I also understand that [, PURSUANT TO THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990,] I have the right and am encouraged to consult with an attorney before signing this Separation Agreement and General Release, I have [45] [21] days to consider the General Release before signing it, and I may revoke the General Release within seven calendar days after signing it. I acknowledge that the Company has informed me of my rights set forth in the immediately preceding sentence. For revocation to be effective, written notice must be received by the Company no later than the close of business on the seventh day after I sign this Separation Agreement and General Release. I understand that this revocation can be made by delivering the written notice



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        of revocation to the AT&T Capital Corporation, Director of Human
        Resources, 44 Whippany Road, Morristown, New Jersey 07960.

4. Subject to paragraph 5 below and in consideration of the Enhanced Payment provided for in this Separation Agreement and General Release, on behalf of myself, my heirs, executors, administrators, successors and assigns, I release and discharge the Company, its successors, assigns, subsidiaries, affiliates, directors, officers, representatives, agents and employees ("Releasees") from any and all debts, obligations, claims, including claims for attorney's fees and costs, charges, demands, judgments, actions and causes of action with respect to, or arising out of, my employment or termination of employment with the Company (collectively "Claims"). This includes, but is not limited to, Claims arising under federal, state, or local laws prohibiting age, color, race, gender, sexual preference/orientation, marital status, national origin, mental or physical disability, religious affiliation or veteran status or any other forms of discrimination including but not limited to Title VII of the Civil Rights Act of 1964, and the Age Discrimination in Employment Act, as amended, or Claims growing out of the Company's termination of its members. The Claims released also include all claims arising under the United States or any state constitutions; all claims arising under any Executive Order or derived from or based upon any federal regulations; all common law claims including claims for wrongful discharge, public policy claims, claims for breach of an express or implied contract, claims for breach of an implied covenant of good faith and fair dealing, whistleblower claims, claims for intentional infliction of emotional distress, negligent and/or intentional misrepresentation, defamation, and tortious interference with contract or prospective economic advantage; all claims for any compensation including back wages, front pay, fringe benefits, liquidated damages, or any other form of economic loss; and all claims for damages due to personal injury, including damages for mental anguish, emotional distress, pain and suffering, humiliation, and punitive damages. With respect to any charges that have been or may be filed concerning events or actions relating to my employment or the termination of my employment and which occurred on or before the date of this Agreement, I additionally waive and release any right I may have to recover in any lawsuit or proceeding brought by me, any administrative agency, or any other person on my behalf or which includes me in any class. I acknowledge that this Separation Agreement and General Release includes Claims that are both known and unknown,


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        anticipated and unanticipated. If I breach this paragraph, I understand that I will be liable for all expenses, including costs and reasonable attorney's fees, incurred by any Releasee in defending the lawsuit or charge of discrimination, regardless of the outcome. I agree to pay such expenses within thirty (30) calendar days of written demand. This paragraph is not intended to limit me from instituting legal action for the sole purpose of enforcing this Agreement.

        [I FURTHER AGREE THAT AS PART OF THE CONSIDERATION AND INDUCEMENT FOR THE EXECUTION OF THIS AGREEMENT, I SPECIFICALLY WAIVE THE PROVISIONS OF
        SECTION 1542 OF THE CALIFORNIA CIVIL CODE WHICH READS AS FOLLOWS:

                THE GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED SETTLEMENT WITH THE DEBTOR.

        NOTWITHSTANDING THE PROVISIONS OF SECTION 1542, AND FOR THE PURPOSE OF IMPLEMENTING A FULL AND COMPLETE RELEASE AND DISCHARGE OF THE COMPANY, I ACKNOWLEDGE THAT THIS SEPARATION AGREEMENT AND GENERAL RELEASE IS INTENDED TO INCLUDE, WITHOUT LIMITATION, MY CLAIMS WHICH ARE KNOWN, ANTICIPATED OR DISCLOSED AS WELL AS MY CLAIMS THAT ARE UNKNOWN, UNANTICIPATED AND UNDISCLOSED.]

5. I understand that this Separation Agreement and General Release in no way affects any rights I may have for benefits under any applicable Company benefit plan.

6. In accordance with my existing and continuing obligations to the Company, I have returned or will immediately return to the Company, on or before the Date of Termination, all Company property, including, but not limited to, notes, keys, card keys or security passes, Company identification cards, credit or phone cards, files, records, computer access codes, computer programs, instruction manuals, business plans, and other property relating to the business of the Company. I understand and agree that after the Date of Termination, I will no longer be authorized to incur any expenses, obligations or liabilities on behalf of the Company. I will submit any claims or vouchers for reimbursement of business expenses on or before the Date of Termination.

7. I affirm my obligation to keep all proprietary or confidential Company information or work product

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        confidential and not to disclose it to any third party in the future. I understand that the term "proprietary Company information" includes, but is not necessarily limited to, information which is technical, marketing (including customer lists), business, financial pricing or other information which constitutes trade secret information or information not available to competitors of the Company, the use or disclosure of which might reasonably be construed to be contrary to the interest of the Company.

8. I understand that the Company will pay to an outplacement services provider reasonable and documented fees for outplacement services rendered to me.

9. The construction, interpretation and performance of this Separation Agreement and General Release shall be governed by the laws of the state in which I am working on the Date of Termination.

10. I understand and agree that money damages are not a sufficient remedy for any actual or threatened breach of this Separation Agreement and General Release by me, and that, in addition to all other remedies, the Company will be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

11. In the event that any one or more of the provisions contained in this Separation Agreement and General Release shall for any reason be held to be unenforceable in any respect under the law of any state or of the United States of America, such unenforceability shall not affect any other provision but, with respect only to that jurisdiction holding the provision to be unenforceable, this Separation Agreement and General Release shall then be construed as if such unenforceable provision or provisions had never been contained herein.

12. This Separation Agreement and General Release contains the entire agreement between the Company and me and fully supersedes any and all prior agreements or understandings pertaining to the subject matter hereof. I represent and acknowledge that in executing this Separation Agreement and General Release I have not relied upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasee's agents, representatives or attorneys with regard to the subject matter hereof.


BY SIGNING THIS SEPARATION AGREEMENT AND GENERAL RELEASE, I STATE THAT; I HAVE READ IT; I UNDERSTAND IT AND KNOW THAT I AM GIVING


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UP IMPORTANT RIGHTS; I AGREE WITH EVERYTHING IN IT; I AM AWARE OF MY RIGHT TO
CONSULT AN ATTORNEY BEFORE SIGNING IT; AND I HAVE SIGNED IT KNOWINGLY AND VOLUNTARILY.


---------                                   --------------------------
Date:                                       Member Signature


                                            --------------------------
                                            Member Name Printed





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       SEPARATION AGREEMENT AND GENERAL RELEASE-OTHER ELIGIBLE TERMINATION


For purposes of this Separation Agreement and General Release, the "Company" shall mean AT&T Capital Corporation, and its respective subsidiaries and affiliated companies.

In consideration of the fact that I, __________________ (the "Member") have voluntarily and of my own free will, elected to accept an enhanced payment (the "Enhanced Payment") and the Company has agreed to pay me an Enhanced Payment, I acknowledge and agree to the following:

1. I understand that as of ___________ (the "Date of Termination") my employment with the Company will terminate.

2. I have been advised by the Company that I am being terminated from the payroll pursuant to an "other eligible termination" under the terms of the AT&T Capital Corporation Leadership Severance Plan and that I am entitled to a severance payment (the "Severance Payment"), in addition to other post-employment benefits.

        I have also been told by the Company, and I understand, that I may elect, at my option, to receive an Enhanced Payment, but that my election to receive the Enhanced Payment is expressly conditioned upon my signing this Separation Agreement and General Release.

        The amount of the Enhanced Payment to be paid will be calculated by multiplying my Severance Payment by forty percent (40%).

        I have elected to receive the Enhanced Payment in return for signing this Separation Agreement and General Release. I understand that the Enhanced Payment is being paid as consideration for my signing this Separation Agreement and General Release.

3. I also understand that [, PURSUANT TO THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990,] I have the right and am encouraged to consult with an attorney before signing this Separation Agreement and General Release, I have 21 days to consider the General Release before signing it, and I may revoke the General Release within seven calendar days after signing it. I acknowledge that the Company has informed me


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        of my rights set forth in the immediately preceding sentence. For revocation to be effective, written notice must be received by the Company no later than the close of business on the seventh day after I sign this Separation Agreement and General Release. I understand that this revocation can be made by delivering the written notice of revocation to the AT&T Capital Corporation, Director of Human Resources, 44 Whippany Road, Morristown, New Jersey 07960.

4. Subject to paragraph 5 below and in consideration of the Enhanced Payment provided for in this Separation Agreement and General Release, on behalf of myself, my heirs, executors, administrators, successors and assigns, I release and discharge the Company, its successors, assigns, subsidiaries, affiliates, directors, officers, representatives, agents and employees ("Releasees") from any and all debts, obligations, claims, including claims for attorney's fees and costs, charges, demands, judgments, actions and causes of action with respect to, or arising out of, my employment or termination of employment with the Company (collectively "Claims"). This includes, but is not limited to, Claims arising under federal, state, or local laws prohibiting age, color, race, gender, sexual preference/orientation, marital status, national origin, mental or physical disability, religious affiliation or veteran status or any other forms of discrimination including but not limited to Title VII of the Civil Rights Act of 1964, and the Age Discrimination in Employment Act, as amended, or Claims growing out of the Company's termination of its members. The Claims released also include all claims arising under the United States or any state constitutions; all claims arising under any Executive Order or derived from or based upon any federal regulations; all common law claims including claims for wrongful discharge, public policy claims, claims for breach of an express or implied contract, claims for breach of an implied covenant of good faith and fair dealing, whistleblower claims, claims for intentional infliction of emotional distress, negligent and/or intentional misrepresentation, defamation, and tortious interference with contract or prospective economic advantage; all claims for any compensation including back wages, front pay, fringe benefits, liquidated damages, or any other form of economic loss; and all claims for damages due to personal injury, including damages for mental anguish, emotional distress,
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

        pain and suffering, humiliation, and punitive damages. With respect to any charges that have been or may be filed concerning events or actions relating to my employment or the termination of my employment and which occurred on or before the date of this Agreement, I additionally waive and release any right I may have to recover in any lawsuit or proceeding brought by me, any administrative agency, or any other person on my behalf or which includes me in any class. I acknowledge that this Separation Agreement and General Release includes Claims that are both known and unknown, anticipated and unanticipated. If I breach this paragraph, I understand that I will be liable for all expenses, including costs and reasonable attorney's fees, incurred by any Releasee in defending the lawsuit or charge of discrimination, regardless of the outcome. I agree to pay such expenses within thirty (30) calendar days of written demand. This paragraph is not intended to limit me from instituting legal action for the sole purpose of enforcing this Agreement.

        [I FURTHER AGREE THAT AS PART OF THE CONSIDERATION AND INDUCEMENT FOR THE EXECUTION OF THIS AGREEMENT, I SPECIFICALLY WAIVE THE PROVISIONS OF
        SECTION 1542 OF THE CALIFORNIA CIVIL CODE WHICH READS AS FOLLOWS:

                THE GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED SETTLEMENT WITH THE DEBTOR.

        NOTWITHSTANDING THE PROVISIONS OF SECTION 1542, AND FOR THE PURPOSE OF IMPLEMENTING A FULL AND COMPLETE RELEASE AND DISCHARGE OF THE COMPANY, I ACKNOWLEDGE THAT THIS SEPARATION AGREEMENT AND GENERAL RELEASE IS INTENDED TO INCLUDE, WITHOUT LIMITATION, MY CLAIMS WHICH ARE KNOWN, ANTICIPATED OR DISCLOSED AS WELL AS MY CLAIMS THAT ARE UNKNOWN, UNANTICIPATED AND UNDISCLOSED.]

5. I understand that this Separation Agreement and General Release in no way affects any rights I may have for benefits under any applicable Company benefit plan.

6. In accordance with my existing and continuing obligations to the Company, I have returned or will immediately return to the Company, on or before the Date of Termination, all

        Company property, including, but not limited to, notes, keys, card keys or security passes, Company identification cards, credit or phone cards, files, records, computer access codes, computer programs, instruction manuals, business plans, and other property relating to the business of the Company. I understand and agree that after the Date of Termination, I will no longer be authorized to incur any expenses, obligations or liabilities on behalf of the Company. I will submit any claims or vouchers for reimbursement of business expenses on or before the Date of Termination.

7. I affirm my obligation to keep all proprietary or confidential Company information or work product confidential and not to disclose it to any third party in the future. I understand that the term "proprietary Company information" includes, but is not necessarily limited to, information which is technical, marketing (including customer lists), business, financial pricing or other information which constitutes trade secret information or information not available to competitors of the Company, the use or disclosure of which might reasonably be construed to be contrary to the interest of the Company.

8. I understand that the Company will pay to an outplacement services provider reasonable and documented fees for outplacement services rendered to me.

9. The construction, interpretation and performance of this Separation Agreement and General Release shall be governed by the laws of the state in which I am working on the Date of Termination.

10. I understand and agree that money damages are not a sufficient remedy for any actual or threatened breach of this Separation Agreement and General Release by me, and that, in addition to all other remedies, the Company will be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

11. In the event that any one or more of the provisions contained in this Separation Agreement and General Release shall for any reason be held to be unenforceable in any respect under the law of any state or of the United States of America, such unenforceability shall not affect any other provision but, with respect only to that jurisdiction


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

        holding the provision to be unenforceable, this Separation Agreement and General Release shall then be construed as if such unenforceable provision or provisions had never been contained herein.

12. This Separation Agreement and General Release contains the entire agreement between the Company and me and fully supersedes any and all prior agreements or understandings pertaining to the subject matter hereof. I represent and acknowledge that in executing this Separation Agreement and General Release I have not relied upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasee's agents, representatives or attorneys with regard to the subject matter hereof.


BY SIGNING THIS SEPARATION AGREEMENT AND GENERAL RELEASE, I STATE THAT; I HAVE READ IT; I UNDERSTAND IT AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS; I AGREE WITH EVERYTHING IN IT; I AM AWARE OF MY RIGHT TO CONSULT AN ATTORNEY BEFORE SIGNING IT; AND I HAVE SIGNED IT KNOWINGLY AND VOLUNTARILY.


---------                                   --------------------------
Date:                                       Member Signature



                                            --------------------------
                                            Member Name Printed